Exhibit 10.11

PLEDGE AGREEMENT

made by

AE ADVANCED FUELS. INC.,

as Pledgor

in favor of

THIRD EYE CAPITAL CORPORATION,

as Agent

Dated as of December 3, 2018

PLEDGE AGREEMENT, dated as of December 3, 2018, by AE ADVANCED FUELS, INC. (the “Pledgor”), in favor of THIRD EYE CAPITAL CORPORATION, as administrative agent and collateral agent for and on behalf of the Noteholders (as defined in the Note Purchase Agreement referred to below) (in such aforesaid capacities, or any successor or assign in such capacities, the “Agent”).

PRELIMINARY STATEMENTS:

(1)           Goodland Advanced Fuels, Inc., a Delaware corporation (the “Borrower”), the Noteholders from time to time party thereto, and the Agent have entered into that certain Note Purchase Agreement dated June 30, 2017 (as amended by the Amendment No. 1 to Note Purchase Agreement, dated June 28, 2018, the Amendment No. 2 to Note Purchase Agreement, dated December 3, 2018, and as amended, varied, supplemented, restated, renewed or replaced at any time and from time to time, the “Note Purchase Agreement”).

(2)           Pursuant to the Note Purchase Agreement, the Noteholders have agreed to make Loans from time to time to the Borrower, upon the terms and subject to the conditions set forth therein.

(3)           It is a condition precedent to the obligation of the Noteholders to make Loans under the Note Purchase Agreement that the Pledgor shall have executed and delivered this Agreement to the Agent, for the benefit of the Agent, the Noteholders from time to time party to the Note Purchase Agreement and any other holder of any Note Indebtedness (collectively with the Agent and the Noteholders, the “Secured Parties”).

(4)           The Pledgor, a wholly-owned subsidiary of Aemetis, Inc., will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and to induce the Noteholders to make Loans pursuant to the Note Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby agrees with the Agent, for the benefit of the Secured Parties, as follows:

1.           Definitions. (a) Unless otherwise defined herein, terms defined in the Note Purchase Agreement and used herein shall have the meanings given to them in the Note Purchase Agreement. Furthermore, unless otherwise defined in this Agreement or the Note Purchase Agreement, terms defined in Articles 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Articles 8 or 9.

(b)           The following terms shall have the following meanings:

“Agreement” means this Pledge Agreement, as amended, varied, supplemented, restated, renewed or replaced at any time and from time to time.

“Capital Stock” means, with respect to any Person, (a) any and all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests in) such Person, (b) any and all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, and (c) all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), in the case of clauses (a) through (c) above, whether voting or nonvoting, and whether or not such shares, participations, warrants, options, rights or other interests are outstanding on any date of determination.

“Collateral” has the meaning specified in Section 2.

“Collateral Account” means any account established to hold money proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Secured Parties only as provided in Section 12(b).

“Issuer” means Aemetis Property Keyes, Inc., a Delaware corporation.

“Pledged Equity” means the shares of Capital Stock described in Schedule I hereto and issued by the Issuer.

“Pledgor” has the meaning specified in the recitals hereto.

“Proceeds” shall mean all “proceeds” as defined in Article 9 of the UCC and, in any event, includes, without limitation, (i) all payments, dividends or distributions made with respect to any Pledged Equity or other Capital Stock of the Issuer constituting Collateral, and (ii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Secured Parties” has the meaning specified in the recitals hereto.

“Securities Act” has the meaning specified in Section 13(a)(i).

“Solvent” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

(c)           The rules of construction specified in Sections 1.2, 1.3 and 1.4 of the Note Purchase Agreement shall apply to this Agreement, mutatis mutandis.

(d)           The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the Note Indebtedness shall mean the unconditional, final, indefeasible and irrevocable payment in full, in immediately available funds, of all of the Note Indebtedness.

(e)           No inference in favor of, or against, any party to this Agreement shall be drawn from the fact that such party has drafted any portion of this Agreement.

2.           Pledge; Grant of Security Interest. The Pledgor hereby pledges to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties a security interest in, all of the following property, whether now owned or existing or hereafter arising or acquired by the Pledgor or in which the Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(i)           the Pledged Equity and the certificates, if any, representing the Pledged Equity, and all dividends, distributions, return of capital, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and all subscription warrants, rights, options or warrants issued thereon or with respect thereto;

(ii)         all additional Capital Stock issued by the Issuer and from time to time acquired by the Pledgor in any manner, and the certificates, if any, representing such additional Capital Stock, and all dividends, distributions, return of capital, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock and all subscription warrants, rights or options issued thereon or with respect thereto;

(iii)         any interest of the Pledgor in the entries on the books of the Issuer with respect to any of the foregoing; and

(iv)         all Proceeds of any and all of the foregoing Collateral (including, without limitation, Proceeds that constitute property of the types described above).

3.           Security for Note Indebtedness. This Agreement secures the payment and performance when due (whether at the stated maturity, by acceleration or otherwise) for the Note Indebtedness (as defined in the Note Purchase Agreement).

4.           Delivery of Collateral.

(a)           All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in Section 7(a). For the better perfection of the Agent’s rights in and to the Collateral, upon the request of the Agent, the Pledgor shall forthwith, upon the pledge of any Collateral hereunder, cause such Collateral to be registered in the name of such nominee or nominees of the Agent as the Agent shall direct, subject only to the revocable rights specified in Section 7(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

(b)           With respect to any Collateral in which the Pledgor has any right, title or interest and that constitutes an uncertified security, the Pledgor will cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with the Pledgor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent without further consent of the Pledgor, such authenticated record to be in form and substance satisfactory to the Agent.

5.            Representations and Warranties. The Pledgor represents and warrants to the Agent and the other Secured Parties as follows:

(a)           The Pledgor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the organizational power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged.

(b)           The Pledgor has the organizational power and authority and the legal right to execute and deliver, and to perform its obligations under this Agreement, and has taken all necessary organizational action to duly authorize its execution, delivery and performance of this Agreement.

(c)           The Pledgor will be the full legal and beneficial owner of the Collateral free and clear of any Lien, claim, option or other charge or encumbrance (including any restriction on assignment or transfer), except for the security interest created by this Agreement.

(d)           This Agreement and the pledge of the Pledged Equity pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment and performance of the Note Indebtedness, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken, and there are no outstanding preemptive rights, warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, the Pledged Equity.

(e)           No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by the Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the attachment, perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or (iii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally).

(f)           The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or contractual obligation of the Pledgor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or contractual obligation of the Pledgor (except for the Liens created pursuant to this Agreement).

(g)           This Agreement constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and general equitable principles.

(j)            No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby. The Pledged Equity constitutes the percentage of the issued and outstanding Capital Stock of the Issuer indicated on Schedule I hereto.

(k)           All Collateral consisting of certificated securities and instruments will have been delivered to the Agent.

(l)            There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

(m)          The Pledgor has, independently and without reliance upon the Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

(n)           The Pledgor is and, after giving effect to this Agreement, the obligations being incurred in connection herewith and the other transactions contemplated hereby, will be and will continue to be Solvent.

6.             Further Assurances. (a) The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will promptly, (i) mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent hereunder such promissory note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; (iii) execute and authenticate and file such financing or continuation statements, or amendments thereto and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interest granted or purported to be granted by the Pledgor hereunder; (iv) deliver and pledge to the Agent, for the benefit of the Secured Parties, all certificates representing Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank; (v) take all action necessary to ensure that the Agent has control of the Collateral consisting of investment property as provided in Section 9-106 of the UCC; and (vi) deliver to the Agent evidence that all other action that the Agent may deem reasonably necessary or desirable to perfect and protect the security interest created by the Pledgor under this Agreement has been taken.

(b)            The Pledgor hereby authorizes the Agent to file one or more financing statements, continuation statements, and assignments and amendments thereto in such form and in such offices as the Agent determines appropriate to perfect or maintain the perfection of the security interests of the Agent under this Agreement, including, without limitation, one or more financing statements indicating that such financing statements cover the Collateral, in each case without the signature of the Pledgor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

7.              Voting Rights; Dividends, Etc. (a) So long as no Event of Default shall have occurred and be continuing:

(i)           The Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note Purchase Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Collateral or any part thereof.

(ii)           The Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Collateral if and to the extent that the payment thereof is not otherwise prohibited by the terms of this Agreement or any of the other Note Purchase Documents, provided, however, that any and all:

(A)           dividends and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

(B)           dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

(C)           cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral, shall be, and shall be forthwith delivered to the Agent to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Agent and the other Secured Parties, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement or assignment).

(iii)           The Agent shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends and other distributions which it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)           If an Event of Default shall have occurred and be continuing:

(i)           All rights of the Pledgor (x) to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall, upon notice to the Pledgor by the Agent, cease and (y) to receive the dividends and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends and other distributions.

(ii)           All dividends and other distributions that are received by the Pledgor contrary to the provisions of Section 7(b)(i) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary indorsement or assignment).

8.           Transfers and Other Liens; Additional Shares; Etc. (a) The Pledgor agrees that it will not (i) sell, transfer, assign (by operation of law or otherwise), exchange or otherwise dispose of, or grant any option with respect to, any of the Collateral, (ii) create or permit to exist any Lien, claim, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement, or (iii) agree or consent to any amendment, modification or waiver with respect to any of the Collateral.

(b)           The Pledgor agrees that it will (i) not, without the prior written consent of the Agent, permit the Issuer to issue any Capital Stock or other securities in addition to or in substitution for the Pledged Equity, except to the Pledgor or Agent and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of Capital Stock or other securities of the Issuer.

9.            Agent Appointed Attorney-in-Fact. The Pledgor hereby appoints the Agent as the Pledgor’s attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Agent’s discretion to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of the Pledgor under Section 7), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

10.           Agent May Perform. If the Pledgor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section 14.

11.           The Agent’s Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

12.           Remedies upon Default. If any Event of Default shall have occurred and be continuing:

(a)           The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any other Secured Party arising out of the exercise by them of any rights or remedies hereunder.

(b)           Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent in a Collateral Account as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Agent pursuant to Section 14) in whole or in part by the Agent for the benefit of the Secured Parties against, all or any part of the Note Indebtedness in such order and manner as the Agent may elect in its sole discretion or as otherwise required under the Note Purchase Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all Note Indebtedness shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

(c)           The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Note Indebtedness and the fees and disbursements of any attorneys employed by the Agent or any other Secured Party to collect such deficiency.

13.           Registration Rights; Private Sales. (a) If the Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 12 the Pledgor agrees that, upon request of the Agent, the Pledgor will, at its own expense:

(i)            execute and deliver, and cause the issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the “Securities Act”), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto and Pledgor agrees to cause Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act; and

(ii)           do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable Requirements of Law.

(b)           The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Collateral, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(c)           The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Secured Parties, that the Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Note Purchase Agreement.

14.           Indemnity and Expenses. (a) The Pledgor agrees to indemnify, defend and save and hold harmless each Secured Party and each of their Related Parties (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, the fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

(b)           The Pledgor shall pay and save the Agent and the other Secured Parties from any and all liabilities with respect to, or resulting from any delay by Pledgor in paying, any and all stamp, excise, sales or other taxes that may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           The Pledgor will upon demand pay to the Agent the amount of any and all expenses, including, without limitation, the fees and expenses of its counsel and of any experts and agents, that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent or the other Secured Parties hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

(d)           The agreements in this Section 14 shall survive repayment of the Note Indebtedness.

15.           Security Interest Absolute. The obligations of the Pledgor under this Agreement are independent of the Note Indebtedness of the other Obligors, and a separate action or actions may be brought and prosecuted against the Pledgor to enforce this Agreement, irrespective of whether any action is brought against any other Obligor or whether any other Obligor is joined in any such action or actions. All rights of the Agent and the security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a)           any lack of validity or enforceability of any Note Purchase Document or any other agreement or instrument relating thereto, any change in the time, manner or place of payment of, or in any other term of, all or any of the Note Indebtedness, or any other amendment or waiver of or any consent to any departure from the Note Purchase Agreement or any other Note Purchase Document, including, without limitation, any increase in the Note Indebtedness resulting from the extension of additional credit to the Company or otherwise;

(b)           any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Note Indebtedness;

(c)           any manner of application of collateral, or proceeds thereof, to all or any of the Note Indebtedness, or any manner of sale or other disposition of any collateral for all or any part of the Note Indebtedness or any other assets of any Obligor;

(d)           any change, restructuring or termination of the corporate or organizational structure or existence any Obligor; or

(e)           any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Obligor or a third party pledgor.

16.           Amendments. No amendment of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Agent and the Pledgor.

17.           Waiver. No waiver of any provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

18.           Notices. All notices, requests and demands and other communications to or upon the Agent or any Pledgor hereunder shall be effected in the manner provided for in Section 8.2 of the Note Purchase Agreement; provided that any notice, request, demand or other communication to the Pledgor shall be addressed to the Pledgor at its address on the signature page to this Agreement. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient).

19.           Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Note Indebtedness, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of, and be enforceable by, the Agent, the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Noteholder may assign or otherwise transfer all or any portion of its interest in the Note Purchase Agreement and the other Note Purchase Documents (including, without limitation, all or any portion of the obligations under the Note Purchase Agreement held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Noteholder herein or otherwise, in each case as provided in Section 8.7 of the Note Purchase Agreement. Upon the indefeasible payment in full in cash of the Note Indebtedness, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination, the Agent will, at the Pledgor’s expense, return to the Pledgor such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

20.           Authority of Agent. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the other Secured Parties, be governed by the Note Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for Secured Parties with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respect such authority.

21.           Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of an original executed counterpart of this Agreement.

22.           Severability.   Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23.           Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

24.           Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default or Default has occurred and (b) is in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying. The Pledgor shall cause the Issuer to execute and deliver to the Agent an Acknowledgment and Consent in the form attached as Exhibit A to this Agreement.

25.           Submission to Jurisdiction; Waivers.

(a)           Jurisdiction. THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY SECURED PARTY OR ANY RELATED PARTY OF ANY SECURED PARTY IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER NOTE PURCHASE DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER NOTE PURCHASE DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER NOTE PURCHASE DOCUMENT AGAINST THE PLEDGOR OR ANY OTHER OBLIGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b)           Waiver of Venue. The Pledgor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)           Service of Process. The parties irrevocably consent to service of process in the manner provided for notices in Section 18. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law.

(d)           Waiver. The Pledgor waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary punitive or consequential damages.

26.           Acknowledgments. The Pledgor acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement;

(b)           neither the Agent nor any other Secured Party has any fiduciary relationship with or duty to the Pledgor arising out of or in connection with this Agreement or any of the other Note Purchase Documents, and the relationship between Agent and other Secured Parties, on one hand, and the Pledgor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)           no joint venture is created hereby or by the other Note Purchase Documents or otherwise exists by virtue of the transactions contemplated hereby among Secured Parties or among Pledgor and the Secured Parties.

27.           Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER OF THE PLEDGOR, THE ISSUER AND THE SECURED PARTIES AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

28.           WAIVER OF JURY TRIAL. PLEDGOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SECURED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THE SECURED PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

29.           INTEGRATION. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE AGENT OR ANY OTHER SECURED PARTY RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

30.           Time is of the Essence. Time is of the essence of this Agreement.

31.           Survival. All covenants, agreements, representations and warranties made by the Pledgor herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the making of the Loans, regardless of any investigation made by any Secured Party or on its behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on the Loans or any other Note Indebtedness is outstanding and unpaid.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

ADDRESS FOR NOTICES TO	AE ADVANCED FUELS, INC.
PLEDGOR:
c/o Aemetis, Inc.
20400 Stevens Creek Blvd, Suite 700
Cupertino, CA 95014	By: /s/ Eric A. McAfee
Attn: Chief Executive Officer	Name: Eric McAfee
Title: CEO

AGENT:

THIRD EYE CAPITAL CORPORATION

By: /s/ Arif N. Bhalwani
Name: Arif N. Bhalwani
Title: Managing Director

[Acknowledgement and Consent – Pledge Agreement]